UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2023
OPEN LENDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39326	84-5031428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 S. MoPac Expressway
Suite 450
Austin, Texas 78746
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 512-892-0400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 14, 2023, William Heldfond resigned his position as a director of Open Lending Corporation (the “Company”) following his resignation from True Wind Capital. Mr. Heldfond’s resignation is not the result any dispute or disagreement with the Company or the Board of Directors (the “Board”) on any matter relating to the operations, policies or practices of the Company.
Effective July 14, 2023, the Board approved the appointment of Thomas K. Hegge to serve as a director to fill the vacancy created by the resignation of Mr. Heldfond. Mr. Hegge’s term as a director will expire at the 2024 Annual Meeting of Stockholders. At this time Mr. Hegge has not been appointed to serve on any Board committees. Mr. Hegge was appointed to the Board pursuant to that certain Investor Rights Agreement, dated June 10, 2020 and attached as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on June 16, 2020.
Mr. Hegge is a Director at True Wind Capital, a private equity fund manager focused on the technology industry. Mr. Hegge joined True Wind Capital in 2021. Prior to joining True Wind Capital, Mr. Hegge was the Managing Member of Great Plains Partners from 2018 to 2021. From 2014 to 2018, Mr. Hegge was an investor at Berylson Capital Partners, where he led investments in public equities and oversaw the firm’s private growth equity investments. Prior to joining Berylson, Mr. Hegge was with Advent International from 2009 to 2012, where he executed leveraged buyout transactions in the technology and business services sectors. From 2007 to 2009, Mr. Hegge worked in the investment banking division of Credit Suisse. Mr. Hegge holds a B.A. in Economics from Harvard College and an M.B.A. from Harvard Business School.
Other than as disclosed above, there are no arrangements or understandings between Mr. Hegge and any other person pursuant to which Mr. Hegge was selected as a director, and Mr. Hegge is not a participant in any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN LENDING CORPORATION

By:	/s/ Charles D. Jehl
Name:	Charles D. Jehl
Title:	Chief Financial Officer
Date: July 14, 2023

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